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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   ----------

                                    FORM 8-K

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                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): MAY 20, 2003



                     DOMINION RESOURCES BLACK WARRIOR TRUST
             (Exact name of Registrant as specified in its charter)


                   DELAWARE                             1-11335                           75-6461716
        (State or other jurisdiction of               (Commission                      (I.R.S. Employer
        incorporation or organization)                File Number)                   Identification No.)




                TRUST DIVISION                                                              75202
              ROYALTY TRUST GROUP                                                         (Zip Code)
             BANK OF AMERICA, N.A.
          901 MAIN STREET, 17TH FLOOR
                 DALLAS, TEXAS
   (Address of principal executive offices)



       Registrant's Telephone Number, including area code: (214) 209-2400


                                 NOT APPLICABLE

         (Former name, former address and former fiscal year, if changed since last report)


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ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

         c. Exhibits

            99.1 Press Release dated May 20, 2003.

ITEM 9. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

         This Report on Form 8-K is being furnished pursuant to Item 12, Results of Operations and Financial Condition, but is furnished under Item 9 pursuant to the Commission's instructions issued in Exchange Commission Release No. 34-47583. The information furnished is not deemed "filed" for purposes of
Section 18 of the Securities Exchange Act of 1934, as amended, is not subject to the liabilities of that section and is not deemed incorporated by reference in any filing under the Securities Act of 1933, as amended.

         On May 20, 2003, the Registrant issued a press release announcing its quarterly cash distribution to unitholders of record on May 30, 2003. The press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                    DOMINION RESOURCES BLACK WARRIOR TRUST

                                    By: BANK OF AMERICA, N.A., TRUSTEE

                                        By: /s/ RON E. HOOPER
                                            ------------------------------------
                                                        RON E. HOOPER
                                                    Senior Vice President

Date: May 27, 2003


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                                  EXHIBIT INDEX

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
         Exhibit
         Number            Description
         -------           -----------

         99.1              Press Release dated May 20, 2003.
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